Exhibit 99.1

Farmer Brothers announces close of sale of its direct ship business and Northlake, Texas facility to TreeHouse Foods
Company uses portion of $100 million proceeds to pay off term loan as it focuses operations on direct store delivery and key account sales channels

Northlake, Texas, June 30, 2023 – Farmer Brothers Company (NASDAQ: FARM), a leading roaster, wholesaler, equipment servicer and distributor of coffee, tea and other allied products, announced today it has completed the sale of its direct ship business, including its Northlake, Texas facility to TreeHouse Foods, Inc. for approximately $100 million, subject to customary purchase price adjustments.

The company used the proceeds to pay off its $47 million term loan, as well as a portion of its outstanding debt associated with its asset-based lending (ABL). The amended ABL agreement will provide more flexibility with regard to financial covenants, as the fixed charge coverage ration will no longer be a standing covenant. The covenant will only be subject to testing should the liquidity requirements not be met. The close of the sale marks a significant increase in Farmer Brothers’ balance sheet flexibility and underlines its focus on improving margins through execution and strategic growth in its direct store delivery (DSD) and key account sales channels.

“We’re delighted to have achieved a rapid close to this transaction and are already applying the proceeds to strengthening our balance sheet and preparing for future growth with a clear focus on our DSD business,” said Farmer Brothers President and Chief Executive Officer Deverl Maserang. “In TreeHouse, we found a perfect fit with a valued customer and partner who will provide a good home for our existing direct ship customers and transitioning team members.”

As part of the terms of the sales agreement, Farmer Brothers and TreeHouse Foods will continue to manufacture certain products for one another for a period of time to ensure a successful transition. As of today, approximately 180 Farmer Brothers team members have transitioned to TreeHouse Foods and Farmer Brothers has agreed to provide certain additional transition services for at least the next nine months as TreeHouse Foods begins to move a portion of its operations to the newly acquired Northlake, Texas facility.

In addition, Farmer Brothers will begin transitioning the entirety of its DSD production operations to its Portland, Oregon roasting and production facility and will continue existing relationships with third-party roasters for additional capacity as needed. The company’s corporate headquarters will remain in Northlake, Texas where it will continue to lease office space from TreeHouse Foods at its current location.

“Looking ahead our goals are clear – to continue to grow, enhance our financial flexibility and profit margins and deliver long-term value for our shareholders through focused operational and strategic execution,” said Maserang.

Farmer Brothers’ DSD business sells coffee, tea, spices and breakfast/brunch products through a wholly owned national network of 80 independent branches, five distribution centers and nearly 240 routes, reaching 45,000 delivery points annually. Moving forward, the company anticipates its annual revenue will be approximately $350 million with a shift towards higher margin products.

Winston & Strawn LLP served as Farmer Brothers’ legal advisor for the transaction.

About Farmer Brothers

Founded in 1912, Farmer Brothers is a national coffee roaster, wholesaler, equipment servicer and distributor of coffee, tea and culinary products. The company’s product lines, include organic, Direct Trade and sustainably produced coffee. With a robust line of coffee, hot and iced teas, cappuccino mixes, spices and baking/biscuit mixes, Farmer Brothers delivers extensive beverage planning services and culinary products to its U.S.-based customers. It serves a wide variety of customers, from small independent restaurants and foodservice operators to large institutional buyers, such as restaurant, department and convenience store chains, hotels, casinos, healthcare facilities and gourmet coffee houses, as well as grocery chains with private brand coffee and consumer branded coffee and tea products, and foodservice distributors.

Headquartered in Northlake, Texas, Farmer Brothers generated net sales of $469.2 million in fiscal 2022. The company’s primary brands include Farmer Brothers, Artisan Collection by Farmer Brother, Superior, Metropolitan, China Mist and Boyd’s.

About TreeHouse Foods

TreeHouse Foods, Inc. is a leading private label food and beverage manufacturer in North America. Our purpose is to engage and delight – one customer at a time. Through our customer focus and category experience, we strive to deliver excellent service and build capabilities and insights to drive mutually profitable growth for TreeHouse and our customers. Our purpose is supported by investment in depth, capabilities and operational efficiencies, which are aimed to capitalize on the long-term growth prospects in the categories in which we operate.

Additional information, including TreeHouse's most recent statements on forms 10-Q and 10-K, may be found at treehousefoods.com.

Forward-looking statements

This press release and other documents we file with the Securities and Exchange Commission (SEC) contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, our financial condition, our products, our business strategy, our beliefs, our management’s assumptions, and the anticipated benefits to the Company as a result of the sale, including the expected results following the sale. These forward-looking statements can be identified by the use of words such as, “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “may,” “assumes” and other words of similar meaning. These statements are based on management’s beliefs, assumptions, estimates and observations of future events based on information available to our management at the time the statements are made and include any statements that do not relate to any historical or current fact. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements due in part to the risks, uncertainties and assumptions set forth in this press release and Part I, Item 1A of our annual report on Form 10-K for the fiscal year ended June 30, 2022 filed with the SEC on Sept. 2, 2022 (the 2022 Form 10-K) as amended by Amendment No. 1 to the 2022 Form 10-K, filed with the SEC on Oct. 27, 2022, as well as other factors described from time to time in our filings with the SEC.

Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, statements regarding the achievement of the anticipated benefits of the sale, including expected results following the sale, the risk that any announcements relating to the sale could impact the market price of the Company’s common stock and the risk that the sale and its announcement could have an adverse effect on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers, distributors and customers, as well as other risks, uncertainties and assumptions described from time to time in our filings with the SEC.

Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this press release and any other public statement made by us, including by our management, may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required under federal securities laws and the rules and regulations of the SEC.

Investor relations contact

Ellipsis
Investor.relations@farmerbros.com

646-776-0886

Media contact

Brandi Wessel
Director of Communications
405-885-5176
bwessel@farmerbros.com